UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21973
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report April 30, 2009

EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND

IMPORTANT NOTICES REGARDING DISTRIBUTIONS,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash dividends during February, May, August and November equal to $0.475 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www. sec.gov.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009
INVESTMENT UPDATE
Economic and Market Conditions
Michael A. Allison, CFA
Eaton Vance Management
Co-Portfolio Manager
Walter A. Row, CFA
Eaton Vance Management
Co-Portfolio Manager
Ronald M. Egalka
Rampart Investment Management
Co-Portfolio Manager
•	U.S. and European stocks rallied in the later stages of the six-month period that ended April 30, 2009. After the worst January in history and a dismal February, the battered equity markets, as measured by the Standard & Poor’s 500 Index (S&P 500) and the FTSE Eurotop 100 Index, exhibited renewed life in March and April. Much of the momentum was spurred by global efforts to help banks elimi- nate illiquid assets and revive credit. However, the rally was not enough to prevent stocks from posting negative returns for the six-month period overall, as the S&P 500 fell 8.52% and the FTSE Eurotop 100 Index lost a more modest 1.75%.
•	Overall, growth stocks outper- formed value stocks for the period, reversing the trend of 2008. As investors grew less risk-averse against a more positive economic backdrop, they migrated from the traditional value sectors of financials and consumer staples to such growth areas as information technology and consumer discretionary.
•	The U.S. economy, as measured by gross domestic product (GDP), continued to contract during the period, declining 6.3% (annualized) in the fourth quarter of 2008 and 5.7% (annualized) in the first quarter of 2009, according to the U.S. Department of Commerce. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential. This same slowdown had a negative effect on other economies, as world trade and import/export activity declined considerably.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “EXG.” At net asset value (NAV), the Fund outperformed the S&P 500 Index, the CBOE S&P 500 BuyWrite Index, the FTSE Eurotop 100 Index and its Lipper peer group average for the six months that ended April 30, 2009.
•	The Fund outperformed a blended index consisting of a 60% weighting in the FTSE Eurotop 100 Index and a 40% weighting in the S&P 500 Index (reflecting the Fund’s composition) at NAV for the six months ended April 30, 2009. (It is important to remember that the blended index does not include the hedging characteristics that are utilized by the Fund in the execution of its covered call option writing strategy.)
•	Relative to the blended index, the equity portion of the Fund had positive contributions to performance from security selection in the consumer discretionary sector and an overweighted allocation in the information technology sector during the six-month period. Stock selection and an underweighting in financials was the biggest detractor from relative performance, while security selection in energy further dampened relative returns versus the blended index.
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Total Return Performance 10/31/08 – 4/30/09

NYSE Symbol	EXG
At Net Asset Value (NAV)	-1.41%
At Share Price	0.77%

S&P 500 Index[1]	-8.52%
CBOE S&P 500 BuyWrite Index (BXM)[1]	-6.10%
FTSE Eurotop 100 Index[1]	-1.75%
Lipper Options Arbitrage/Options Strategies Funds Average[1]	-3.06%

Premium/(Discount) to NAV (4/30/09)	-13.44%
Total Distributions per share	$0.95
Distribution Rate[2] At NAV	17.50%
At Share Price	20.21%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009
INVESTMENT UPDATE
•	At April 30, 2009, the Fund had written call options on approximately 49% of its equity holdings. The Fund seeks current earnings in large part from option premiums, which can vary with investors’ expectation of the future volatility (implied volatility) of the underlying asset. The six-month period witnessed initial high levels of implied volatility and a more moderate trend by the end of the period, in concert with the high level of actual volatility in the equity markets. The Fund was able to “monetize” some of this volatility in the form of higher premiums during the period, which provided a positive benefit to the Fund.
•	The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund evaluates returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. Under normal market conditions, the Fund’s investment program will consist primarily of owning a diversified portfolio of domestic and foreign common stocks. The Fund seeks to earn high levels of tax-advantaged income and gains by emphasizing investments in stocks that pay dividends that qualify for favorable federal income tax treatment and by writing (selling) stock index call options with respect to a portion of its common stock portfolio value.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009
FUND PERFORMANCE
Performance

NYSE Symbol:	EXG
Average Annual Total Returns (at share price, New York Stock Exchange)
Six Months	0.77%
One Year	-33.71
Life of Fund (2/27/07)	-17.91

Average Annual Total Returns (at net asset value)
Six Months	-1.41%
One Year	-28.30
Life of Fund (2/27/07)	-12.27

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top Ten Holdings1

By total investments

Nestle SA	2.9%
BP PLC	2.5
Total SA	2.2
ENI SpA	2.2
HSBC Holdings PLC	2.0
Siemens AG	1.8
Roche Holding AG	1.8
Unilever NV	1.8
Exxon Mobil Corp.	1.8
Goldcorp, Inc.	1.7

[1]	Top Ten Holdings represented 20.7% of the Fund’s total investments as of 4/30/09. The Top Ten Holdings are presented without the offsetting effect of the Fund’s written option positions at 4/30/09. Excludes cash equivalents.
Common Stock Sector Weightings2
By total investments

[2]	Reflects the Fund’s total investments as of 4/30/09. Common Stock Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 4/30/09. Excludes cash equivalents.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 99.4%

Security	Shares	Value

Aerospace & Defense — 1.8%

General Dynamics Corp.	320,461	$16,558,220
Lockheed Martin Corp.	172,760	13,566,843
Raytheon Co.	280,220	12,674,351
United Technologies Corp.	321,444	15,699,325

		$58,498,739

Automobiles — 1.3%

Bayerische Motoren Werke AG	499,360	$17,302,366
Daimler AG	724,137	25,960,400

		$43,262,766

Beverages — 2.5%

Coca-Cola Co. (The)	402,546	$17,329,605
Diageo PLC	2,478,478	29,567,610
PepsiCo, Inc.	677,288	33,701,851

		$80,599,066

Biotechnology — 2.2%

Amgen, Inc.(1)	292,823	$14,193,131
Biogen Idec, Inc.(1)	340,006	16,435,890
Celgene Corp.(1)	211,145	9,020,114
Genzyme Corp.(1)	439,575	23,442,535
Gilead Sciences, Inc.(1)	227,404	10,415,103

		$73,506,773

Capital Markets — 3.9%

Credit Suisse Group	1,276,575	$49,884,124
Deutsche Bank AG	310,986	16,584,018
Goldman Sachs Group, Inc.	233,608	30,018,628
Invesco, Ltd.	523,558	7,706,774
Northern Trust Corp.	283,956	15,435,848
State Street Corp.	286,697	9,784,969

		$129,414,361

Chemicals — 0.8%

BASF AG(1)	713,273	$26,917,202

		$26,917,202

Commercial Banks — 5.6%

Banco Santander Central Hispano SA	5,241,454	$50,417,216
Canadian Imperial Bank of Commerce	741,083	33,207,929
HSBC Holdings PLC	9,563,920	68,013,225
PNC Financial Services Group, Inc.	316,132	12,550,440
Wells Fargo & Co.	966,100	19,331,661

		$183,520,471

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	579,774	$15,462,573

		$15,462,573

Communications Equipment — 3.2%

Cisco Systems, Inc.(1)	2,107,918	$40,724,976
Nokia Oyj ADR	1,024,768	14,490,219
QUALCOMM, Inc.	777,057	32,885,052
Telefonaktiebolaget LM Ericsson, Class B	2,052,369	17,432,616

		$105,532,863

Computers & Peripherals — 3.2%

Apple, Inc.(1)	193,768	$24,381,827
Hewlett-Packard Co.	929,306	33,436,430
International Business Machines Corp.	448,616	46,301,657

		$104,119,914

Consumer Finance — 0.2%

Discover Financial Services	799,580	$6,500,585

		$6,500,585

Diversified Financial Services — 1.0%

JPMorgan Chase & Co.	1,013,486	$33,445,038

		$33,445,038

Diversified Telecommunication Services — 3.9%

AT&T, Inc.	750,567	$19,229,526
BCE, Inc.	1,000,000	21,400,000
France Telecom SA	1,040,537	23,099,928
Koninklijke KPN NV	3,659,863	44,000,016
Verizon Communications, Inc.	697,238	21,154,201

		$128,883,671

Electric Utilities — 2.6%

American Electric Power Co., Inc.	366,753	$9,674,944
E.ON AG	1,223,459	41,373,654

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Electric Utilities (continued)

FirstEnergy Corp.	247,290	$10,114,161
Iberdrola SA	3,051,720	24,226,384

		$85,389,143

Electrical Equipment — 2.4%

ABB, Ltd.(1)	2,539,654	$35,952,211
Emerson Electric Co.	539,496	18,364,444
Vestas Wind Systems A/S(1)	354,995	23,043,256

		$77,359,911

Energy Equipment & Services — 0.2%

Diamond Offshore Drilling, Inc.	111,816	$8,096,597

		$8,096,597

Food & Staples Retailing — 3.4%

Carrefour SA	644,218	$26,121,094
CVS Caremark Corp.	632,815	20,110,861
Kroger Co. (The)	529,203	11,441,369
Tesco PLC	5,552,013	27,509,157
Wal-Mart Stores, Inc.	541,492	27,291,197

		$112,473,678

Food Products — 4.7%

Nestle SA	2,936,104	$95,707,395
Unilever NV	3,031,029	59,976,227

		$155,683,622

Gas Utilities — 1.5%

GDF Suez	1,341,840	$48,191,169

		$48,191,169

Health Care Equipment & Supplies — 1.4%

Baxter International, Inc.	142,960	$6,933,560
Becton, Dickinson & Co.	95,270	5,761,930
Boston Scientific Corp.(1)	1,358,587	11,425,717
Covidien, Ltd.	265,923	8,770,140
Medtronic, Inc.	389,339	12,458,848

		$45,350,195

Health Care Providers & Services — 0.3%

UnitedHealth Group, Inc.	477,996	$11,242,466

		$11,242,466

Hotels, Restaurants & Leisure — 0.9%

McDonald’s Corp.	552,116	$29,422,262

		$29,422,262

Household Products — 1.8%

Clorox Co.	184,419	$10,336,685
Colgate-Palmolive Co.	327,287	19,309,933
Procter & Gamble Co.	593,012	29,318,513

		$58,965,131

Industrial Conglomerates — 3.4%

3M Co.	66,826	$3,849,178
General Electric Co.	2,044,566	25,863,760
Philips Electronics NV	1,142,912	20,621,540
Siemens AG	902,535	60,681,759

		$111,016,237

Insurance — 3.8%

ACE, Ltd.	247,559	$11,466,933
Allianz SE	244,612	22,571,082
Chubb Corp.	69,396	2,702,974
MetLife, Inc.	466,637	13,882,451
Prudential PLC	3,507,771	20,161,478
Travelers Companies, Inc. (The)	201,121	8,274,118
Zurich Financial Services AG	242,060	44,982,137

		$124,041,173

Internet Software & Services — 1.0%

Google, Inc., Class A(1)	79,491	$31,476,051

		$31,476,051

IT Services — 0.9%

Accenture, Ltd., Class A	250,585	$7,374,717
MasterCard, Inc., Class A	61,562	11,293,549
Visa, Inc., Class A	175,041	11,370,663

		$30,038,929

Life Sciences Tools & Services — 0.3%

Thermo Fisher Scientific, Inc.(1)	241,899	$8,485,817

		$8,485,817

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Machinery — 0.8%

Danaher Corp.	337,960	$19,750,382
Illinois Tool Works, Inc.	204,245	6,699,236

		$26,449,618

Media — 2.6%

Comcast Corp., Class A	2,052,262	$31,727,970
Time Warner, Inc.	505,613	11,037,532
Time Warner Cable, Inc.	126,913	4,090,406
Vivendi SA	1,413,617	38,010,819

		$84,866,727

Metals & Mining — 4.0%

Anglo American PLC	922,751	$19,855,968
ArcelorMittal	349,570	8,188,449
BHP Billiton, Ltd. ADR	939,286	45,217,228
Goldcorp, Inc.	2,067,557	56,899,169

		$130,160,814

Multiline Retail — 0.4%

Target Corp.	298,545	$12,317,967

		$12,317,967

Multi-Utilities — 1.2%

Public Service Enterprise Group, Inc.	547,082	$16,324,927
RWE AG	326,245	23,518,486

		$39,843,413

Oil, Gas & Consumable Fuels — 14.2%

Anadarko Petroleum Corp.	617,147	$26,574,350
BP PLC	11,828,531	83,587,888
Chevron Corp.	466,712	30,849,663
ConocoPhillips	267,586	10,971,026
ENI SpA	3,349,689	71,881,429
Exxon Mobil Corp.	889,649	59,312,899
Hess Corp.	413,750	22,669,362
Occidental Petroleum Corp.	376,344	21,184,404
Royal Dutch Shell PLC, Class B	2,416,333	54,682,838
Total SA	1,485,146	74,310,393
XTO Energy, Inc.	258,281	8,952,019

		$464,976,271

Pharmaceuticals — 9.9%

Abbott Laboratories	622,976	$26,071,546
AstraZeneca PLC	701,612	24,567,169
Bristol-Myers Squibb Co.	643,680	12,358,656
GlaxoSmithKline PLC	2,881,316	44,381,421
Johnson & Johnson	233,671	12,235,014
Merck & Co., Inc.	735,862	17,837,295
Novartis AG	1,200,790	45,447,877
Pfizer, Inc.	647,653	8,652,644
Roche Holding AG	478,702	60,366,300
Sanofi-Aventis SA	679,485	39,350,394
Schering-Plough Corp.	855,972	19,704,475
Teva Pharmaceutical Industries, Ltd. ADR	335,351	14,718,555

		$325,691,346

Real Estate Investment Trusts (REITs) — 0.5%

AvalonBay Communities, Inc.	145,363	$8,258,072
Boston Properties, Inc.	184,684	9,127,083

		$17,385,155

Semiconductors & Semiconductor Equipment — 1.2%

ASML Holding NV	1,345,721	$28,461,999
Broadcom Corp., Class A(1)	523,539	12,140,869

		$40,602,868

Software — 1.7%

Microsoft Corp.	1,779,976	$36,062,314
Oracle Corp.	1,092,814	21,135,023

		$57,197,337

Specialty Retail — 1.9%

Best Buy Co., Inc.	663,969	$25,483,130
Home Depot, Inc.	1,073,420	28,252,414
TJX Cos., Inc.	306,133	8,562,540

		$62,298,084

Tobacco — 0.4%

Philip Morris International, Inc.	338,683	$12,260,325

		$12,260,325

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Wireless Telecommunication Services — 1.9%

Rogers Communications, Inc., Class B	260,492	$6,402,893
Vodafone Group PLC	30,939,483	56,865,691

		$63,268,584

Total Common Stocks
(identified cost $4,377,784,128)		$3,264,214,912

Investment Funds — 0.4%

Security	Shares	Value

Capital Markets — 0.4%

SPDR Financial Select Sector ETF	1,219,577	$13,195,823

Total Investment Funds
(identified cost $13,254,851)		$13,195,823

Short-Term Investments — 1.7%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(2)	$54,992	$54,992,125

Total Short-Term Investments
(identified cost $54,992,125)		$54,992,125

Total Investments — 101.5%
(identified cost $4,446,031,104)		$3,332,402,860

Covered Call Options Written — (2.5)%

	Number of	Strike		Expiration
Description	Contracts	Price		Date	Value

AMEX EUROTOP 100 Index	23,435		$170	5/12/09	$(18,887,673)
Dow Jones Euro Stoxx 50 Index	77,550	EUR	2,200	5/15/09	(17,340,482)
FTSE 100 Index	21,779	GBP	4,000	5/15/09	(8,296,332)
S&P 500 Index	2,461		$840	5/16/09	(13,476,436)
S&P 500 Index	2,697		$845	5/16/09	(11,003,760)
S&P 500 Index	2,304		$850	5/16/09	(8,294,400)
S&P 500 Index	995		$855	5/16/09	$(3,278,525)
S&P 500 Index	960		$860	5/16/09	(2,668,800)

Total Covered Call Options Written
(premiums received $53,668,789)					$(83,246,408)

Other Assets, Less Liabilities — 1.0%					$32,416,600

Net Assets — 100.0%					$3,281,573,052

ADR - American Depository Receipt

EUR - Euro

GBP - British Pound Sterling

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	46.3%	$1,519,744,055
United Kingdom	13.1	429,192,447
Switzerland	10.5	343,806,977
France	7.6	249,083,797
Germany	7.1	234,908,967
Netherlands	4.7	153,059,782
Canada	3.6	117,909,991
Spain	2.3	74,643,600
Italy	2.2	71,881,429
Australia	1.4	45,217,228
Denmark	0.7	23,043,256
Sweden	0.5	17,432,616
Bermuda	0.5	15,081,491
Israel	0.4	14,718,555
Finland	0.4	14,490,220
Luxembourg	0.2	8,188,449

Total Investments	101.5%	$3,332,402,860

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $4,391,038,979)	$3,277,410,735
Affiliated investment, at value (identified cost, $54,992,125)	54,992,125
Cash	16,568
Foreign currency, at value (identified cost, $3,657,483)	3,648,853
Receivable for investments sold	16,667,035
Dividends receivable	5,637,076
Interest receivable from affiliated investment	9,085
Tax reclaims receivable	9,591,756

Total assets	$3,367,973,233

Liabilities

Written options outstanding, at value (premiums received, $53,668,789)	$83,246,408
Payable to affiliate for investment adviser fee	2,581,431
Payable to affiliate for Trustees’ fees	4,208
Accrued expenses	568,134

Total liabilities	$86,400,181

Net Assets	$3,281,573,052

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 302,284,868 shares issued and outstanding	$3,022,849
Additional paid-in capital	5,335,028,113
Accumulated net realized loss (computed on the basis of identified cost)	(666,397,880)
Accumulated distributions in excess of net investment income	(246,563,375)
Net unrealized depreciation (computed on the basis of identified cost)	(1,143,516,655)

Net Assets	$3,281,573,052

Net Asset Value

($3,281,573,052 ÷ 302,284,868 common shares issued and outstanding)	$10.86

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Dividends (net of foreign taxes, $4,835,058)	$57,309,175
Interest income allocated from affiliated investment	848,543
Expenses allocated from affiliated investment	(439,368)

Total investment income	$57,718,350

Expenses

Investment adviser fee	$15,902,386
Trustees’ fees and expenses	25,641
Custodian fee	454,848
Printing and postage	452,378
Legal and accounting services	83,657
Transfer and dividend disbursing agent fees	10,894
Miscellaneous	181,302

Total expenses	$17,111,106

Deduct —
Reduction of custodian fee	$6

Total expense reductions	$6

Net expenses	$17,111,100

Net investment income	$40,607,250

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(594,834,951)
Written options	289,953,113
Foreign currency transactions	(634,774)

Net realized loss	$(305,516,612)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$152,139,316
Written options	(48,141,630)
Foreign currency	298,194

Net change in unrealized appreciation (depreciation)	$104,295,880

Net realized and unrealized loss	$(201,220,732)

Net decrease in net assets from operations	$(160,613,482)

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$40,607,250	$114,115,511
Net realized loss from investment transactions, written options and foreign currency transactions	(305,516,612)	(33,547,452)
Net change in unrealized appreciation (depreciation) of investments, written options and foreign currency	104,295,880	(1,698,266,055)

Net decrease in net assets from operations	$(160,613,482)	$(1,617,697,996)

Distributions —
From net investment income	$(287,170,625)*	$(140,124,250)
Tax return of capital	—	(434,216,999)

Total distributions	$(287,170,625)	$(574,341,249)

Net decrease in net assets	$(447,784,107)	$(2,192,039,245)

Net Assets

At beginning of period	$3,729,357,159	$5,921,396,404

At end of period	$3,281,573,052	$3,729,357,159

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(246,563,375)	$—

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended
	April 30, 2009		Year Ended	Period Ended
	(Unaudited)		October 31, 2008	October 31, 2007(1)

Net asset value — Beginning of period	$12.340		$19.590	$19.100(2)

Income (loss) from operations

Net investment income(3)	$0.134		$0.378	$1.096
Net realized and unrealized gain (loss)	(0.664)		(5.728)	0.349

Total income (loss) from operations	$(0.530)		$(5.350)	$1.445

Less distributions

From net investment income	$(0.950	)*	$(0.464)	$(0.950)
Tax return of capital	—		(1.436)	—

Total distributions	$(0.950)		$(1.900)	$(0.950)

Offering costs charged to paid-in capital(3)	$—		$—	$(0.005)

Net asset value — End of period	$10.860		$12.340	$19.590

Market value — End of period	$9.400		$10.450	$17.330

Total Investment Return on Net Asset Value(4)	(1.41	)%(8)	(29.21)%	7.80	%(5)(8)

Total Investment Return on Market Value(4)	0.77	%(8)	(32.23)%	(4.64	)%(5)(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,281,573		$3,729,357	$5,921,396
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.07	%(7)	1.07%	1.06	%(7)
Net investment income	2.47	%(7)	2.23%	8.47	%(7)
Portfolio Turnover	24	%(8)	86%	142	%(8)

(1)	For the period from the start of business, February 27, 2007, to October 31, 2007.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested.

(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of domestic and foreign common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing index call options with respect to a portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options are valued based on broker quotations, when available and deemed reliable. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $357,410,700 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015 ($343,361,757) and October 31, 2016 ($14,048,943).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s tax returns filed since the start of business on February 27, 2007 to October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended April 30, 2009, the amount of distributions estimated to be a tax return of capital was approximately $252,351,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 1.00% of its average daily gross assets up to and including $1.5 billion, 0.985% (0.98% beginning May 1, 2009) over $1.5 billion up to and including $3 billion, 0.97% (0.96% beginning May 1, 2009) over $3 billion up to and including $5 billion, and 0.955% (0.94% beginning May 1, 2009) on average daily gross assets over $5 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the six months ended April 30, 2009, the Fund’s adviser fee totaled $16,323,117 of which $420,731 was allocated from Cash Management and $15,902,386 was paid or accrued directly by the Fund. For the six months ended April 30, 2009, the Fund’s adviser fee, including the portion allocated from Cash Management, was 0.99% (annualized) of the Fund’s average daily gross assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM pays Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $795,773,826 and $784,740,722, respectively, for the six months ended April 30, 2009.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended April 30, 2009 and the year ended October 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,446,585,793

Gross unrealized appreciation	$60,209,213
Gross unrealized depreciation	(1,174,392,146)

Net unrealized depreciation	$(1,114,182,933)

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at April 30, 2009 is included in the Portfolio of Investments.

Written call options activity for the six months ended April 30, 2009 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	145,492	$122,260,511
Options written	863,173	447,422,592
Options terminated in closing purchase transactions	(761,198)	(418,944,887)
Options expired	(115,286)	(97,069,427)

Outstanding, end of period	132,181	$53,668,789

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At April 30, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$1,841,734,075	$(83,246,408)
Level 2	Other Significant Observable Inputs	1,490,668,785	—
Level 3	Significant Unobservable Inputs	—	—

Total		$3,332,402,860	$(83,246,408)

*	Other financial instruments include written call options.

The Fund held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

10   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of April 30, 2009, our records indicate that there are 165 registered shareholders and approximately 191,827 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EXG.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreement with Rampart Investment Management Company, Inc. (“Rampart,” or the “Sub-adviser”) including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser and coordinating the Sub-adviser’s activities in implementing the Fund’s investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to Rampart, the Board considered Rampart’s business reputation and its options strategy and its past experience in implementing this strategy.

The Board also reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time was required to evaluate longer term performance of the Fund.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008 as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund’s advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

Michael A. Allison
Vice President

Thomas E. Faust Jr.
Vice President and Trustee

Walter A. Row, III
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Rampart Investment Management Company, Inc.
One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Two International Place
Boston, MA 02110

2898-6/09	CE-TMGDEISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy. The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Global Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	June 15, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	June 15, 2009

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	June 15, 2009